UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

Procera Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33691	33-0974674
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4121 Clipper Court, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 230-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Douglas S. Miller to the Board of Directors

On May 30, 2013, the Board of Directors (the “Board”) of Procera Networks, Inc. (the “Company”) appointed Douglas S. Miller as a director of the Company. Mr. Miller will serve on the Audit Committee of the Board as its Chairperson.

Douglas S. Miller, age 55, served as senior vice president, chief financial officer and treasurer of Telenav, Inc., a wireless application developer specializing in personalized navigation services, from May 2006 until June 2012, and worked as a consultant for the company from June 2012 to December 2012. During his time at Telenav, Inc., Mr. Miller led the May 2010 IPO of the company. From July 2005 to May 2006, Mr. Miller served as vice president and chief financial officer of Longboard, Inc., a privately held provider of software products for the telecommunications industry. From October 1998 to July 2005, Mr. Miller held various management positions at Synplicity, Inc., a publicly traded electronic design automation software company acquired by Synopsys, Inc., including senior vice president of finance and chief financial officer. Mr. Miller also served as vice president and chief financial officer of 3DLabs, Inc., a publicly held graphics semiconductor company, from April 1997 to May 1998, and as a partner at Ernst & Young LLP, a professional services organization, from October 1991 to April 1997. Mr. Miller is a certified public accountant (inactive). He holds a B.S.C. in Accounting from Santa Clara University.

In connection with his election to the Board, Mr. Miller was granted an option to purchase 5,000 shares of the Company’s common stock, which was fully vested as of the date of grant, and has an exercise price equal to the closing price of one share of the Company’s common stock on the grant date. In accordance with the Company’s compensation policy for non-employee directors, Mr. Miller was also awarded a restricted stock grant with a value of $45,000, with the number of shares of the Company’s common stock measured based on the closing price of one share of the Company’s common stock on the grant date. One quarter of the shares subject to the restricted stock grant shall vest on the first business day of each quarter following the date of grant during his service on the Board, subject to full acceleration in the event Mr. Miller is not nominated for reelection at the Company’s next annual meeting of stockholders.

As a non-employee director, Mr. Miller will be entitled to receive the Company’s standard fees, payable in cash, for attendance at meetings of the Board and the Audit Committee and service as the Chairperson of the Audit Committee, as disclosed under “Director Compensation” in the Company’s definitive proxy statement for its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2013 (the “Proxy Statement”).

The Company also intends to enter into an indemnification agreement with Mr. Miller in the same form as the Company’s standard form indemnification agreement with its other directors.

There are no family relationships between Mr. Miller and any director or other executive officer of the Company and he was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. Mr. Miller has not engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Amendment to 2007 Equity Incentive Plan

On May 30, 2013, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2007 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock that may be issued under the Plan by 500,000 shares.

The amendment to the Plan had been previously approved, subject to stockholder approval, by the Board. The amendment to the Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Proxy Statement. That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held the Annual Meeting on May 30, 2013 at the Company’s offices located at 4121 Clipper Court, Fremont, California 94538. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of seven nominees to the Company’s Board to serve until the 2014 annual meeting of stockholders. The nominees for election were James F. Brear, Staffan Hillberg, Alan B. Lefkof, Mary Losty, Scott McClendon, Thomas Saponas and William Slavin;

2.	An amendment to the Plan to increase the number of shares of common stock that may be issued under the Plan by 500,000 shares;

3.	An advisory vote to approve the compensation of the Company’s named executive officers;

4.	The ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013; and

5.	The reincorporation of the Company from the State of Nevada to the State of Delaware.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 17,180,369 shares of the 20,547,549 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Messrs. Brear, Hillberg, Lefkof, McClendon, Saponas and Slavin and Ms. Losty as directors of the Company to serve until the 2014 annual meeting of stockholders, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD	BROKER NON-VOTES
James F. Brear	12,007,612	45,248	5,127,509
Staffan Hillberg	11,863,040	189,820	5,127,509
Alan B. Lefkof	12,002,962	49,898	5,127,509
Mary Losty	12,005,262	47,598	5,127,509
Scott McClendon	12,012,462	40,398	5,127,509
Thomas Saponas	11,814,490	238,370	5,127,509
William Slavin	11,997,083	55,777	5,127,509

2.	The amendment to the Plan to increase the number of shares of common stock that may be issued under the Plan by 500,000 shares was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,347,655	1,690,736	14,469	5,127,509

3.	The advisory vote to approve the compensation of the Company’s named executive officers was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,523,276	487,208	42,376	5,127,509

4.	The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,023,949	36,921	119,499	0

5.	The reincorporation of the Company from the State of Nevada to the State of Delaware was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,642,411	1,400,619	9,830	5,127,509

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description

10.1	Procera Networks, Inc. 2007 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2013	Procera Networks, Inc.

	By:	/s/ Charles Constanti
	Name:	Charles Constanti
	Title:	Chief Financial Officer and Principal Accounting Officer

INDEX TO EXHIBITS

Number	Description

10.1	Procera Networks, Inc. 2007 Equity Incentive Plan, as amended.